UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

ANNUAL REPORT
May 31, 2022
T. ROWE PRICE
TOTR	Total Return ETF
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T. ROWE PRICE TOTAL RETURN ETF

HIGHLIGHTS
■	The fund produced a negative return and has underperformed its benchmark and Lipper peer group average since its September 2021 inception.
■	As the U.S. high-grade bond market experienced a historic downturn over the past six months, the fund’s sector allocations primarily weighed on relative returns.
■	We maintained a relatively defensive stance amid rapidly shifting valuations. While widening spreads may have looked attractive, at times, our internal risk analyses continued to signal an unfavorable environment for taking on credit risk.
■	We continue to look to selectively take advantage of any price dislocations that our sector teams are seeing. As always, we continue to rely on the entirety of T. Rowe Price’s research platform—fundamental, quantitative, and macro—to guide our top-down and bottom-up investment decisions.
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T. ROWE PRICE TOTAL RETURN ETF

Market Commentary
Dear Shareholders
Global stock markets produced mostly negative returns during your fund’s fiscal year, the 12-month period ended May 31, 2022, while rising bond yields weighed on returns for fixed income investors. Positive sentiment surrounding the recovering economy and corporate earnings growth in the first half of the period gave way to fears about new coronavirus variants, rising interest rates, soaring inflation, and geopolitical turmoil in the second half.
Nearly all major global and regional equity benchmarks receded during the period. Value shares outperformed growth stocks as equity investors turned risk averse and rising rates put downward pressure on growth stock valuations. Sector performance diverged widely, with communication services and consumer discretionary companies suffering amid the value rotation. Meanwhile, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion of Ukraine and the ensuing commodity supply crunch.
Financial markets entered the period on an upbeat note as an improving labor market and renewed stimulus efforts were reflected in higher consumer spending. A robust increase in corporate earnings growth also drove markets for much of 2021. However, earnings tailwinds showed signs of fading heading into 2022, as certain high-profile companies issued weaker-than-expected earnings reports or financial projections.
In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.
In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains already stressed by the coronavirus. In March, the White House announced that the U.S. was cutting off all oil imports from Russia. As a result, oil prices surged to their highest level in over a decade.
Concerns about inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the impact of the fiscal and monetary stimulus enacted during the pandemic and the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.2% in April versus the year before,

T. ROWE PRICE TOTAL RETURN ETF

near multi-decade highs, driven by accelerating energy and food prices. In March, the U.S. Federal Reserve approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead to combat inflation. In addition, the Fed ended its purchases of Treasuries and agency mortgage-backed securities during the period and announced plans to begin reducing its balance sheet.
Bond indexes were broadly negative as yields rose across the U.S. Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds fared particularly poorly, experiencing significant losses as concerns over a potential slowdown in economic growth took hold.
The challenges global markets face are complex and could drive market volatility as we enter the second half of the year. Our investment teams will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, we remain focused on the ongoing geopolitical and humanitarian crisis in Ukraine, which continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.
During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented attractive opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver strong long-term risk-adjusted performance as market conditions normalize.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE TOTAL RETURN ETF

Management’s Discussion of Fund Performance
INVESTMENT OBJECTIVE
The fund seeks to maximize total return through income and, secondarily, capital appreciation.
FUND COMMENTARY
How did the fund perform since inception?
The Total Return ETF returned -10.08% (based on net asset value) and -10.15% (at market price) from its inception on September 28, 2021, through May 31, 2022. The fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, and the Lipper Core Plus Bond Funds Average. (Past performance cannot guarantee future results.)
What factors influenced the fund’s performance?
The U.S. investment-grade (IG) fixed income market, as measured by the
PERFORMANCE COMPARISON
	Total Return
Periods Ended 5/31/22	Six Months	Since Inception 9/28/21

Total Return ETF (Based on Net Asset Value)	-10.26%	-10.08%
Total Return ETF (At Market Price)*	-10.40	-10.15
Bloomberg U.S. Aggregate Bond Index	-9.15	-8.82
Lipper Core Plus Bond Funds Average	-9.18	-9.25
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE TOTAL RETURN ETF

Bloomberg U.S. Aggregate Bond Index, produced negative returns during the fund’s reporting period. The IG bond market experienced a historic downturn over the past six months that included the worst quarter (the first quarter of 2022) for the benchmark in more than 40 years. Sharply rising U.S. Treasury yields, as investors priced in increasingly hawkish sentiment from the Federal Reserve, along with shrinking risk sentiment combined to pressure the fixed income market. Against this backdrop, the Total Return ETF posted a negative return and trailed its benchmark since its inception on September 28, 2021.
Sector allocations primarily weighed on the fund’s relative performance. An out-of-benchmark allocation to non-agency residential mortgage-backed securities (RMBS) detracted as heavy issuance and volatile interest rates pushed spreads wider. (Credit spreads measure the additional yield that investors demand for holding a bond with credit risk over a similar-maturity, high-quality government security.) Our underweight allocation to U.S. Treasuries also dragged on results. Although Treasuries performed poorly in absolute terms, they held up better than the overall benchmark amid weakening risk sentiment.
On the other hand, underweighting the IG corporate sector was also helpful. The IG corporate sector has a relatively high-duration profile, so the combination of rising rates mixed with widening spreads proved detrimental for the IG corporate sector’s performance over the past 12 months.
The fund’s derivative exposure over the period included interest rate derivatives, which had a negative overall effect on absolute performance. The fund held some credit derivatives as well. We typically use interest rate derivatives to help the fund more efficiently manage duration and positioning along the yield curve. Credit derivatives can offer a more efficient way to express an investment view relative to the cash bond market or be used to hedge credit risk exposures without selling individual bonds.
How is the fund positioned?
We maintained a relatively defensive stance amid rapidly shifting valuations. While widening spreads may have looked attractive, at times, our internal risk analyses continued to signal an unfavorable environment for taking on credit risk. Market volatility measures remained high, and our economics team continued to hold a relatively downbeat outlook for global growth over the intermediate-term horizon.
We moderated our position in agency mortgage-backed securities (MBS) since our last letter in November. After a stretch of underperformance, we believed the sector still offered more compelling value to offset the technical risk of the Fed

T. ROWE PRICE TOTAL RETURN ETF

CREDIT QUALITY DIVERSIFICATION
U.S. Government Agency Securities*	28%
U.S. Treasury Securities**	23
AAA	5
AA	8
A	8
BBB	15
BB and Below	27
Not Rated	2
Reserves	-16
Total	100%
Based on net assets as of 5/31/22.
*U.S. government agency securities are issued or guaranteed by a U.S. government agency and may include conventional pass-through securities and collateralized mortgage obligations; unlike Treasuries, government agency securities are not issued directly by the U.S. government and are generally unrated but may have credit support from the U.S. Treasury (e.g., FHLMC and FNMA issues) or a direct government guarantee (e.g., GNMA issues). Therefore, this category may include rated and unrated securities.
**U.S. Treasury securities are issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. government. The ratings of U.S. Treasury securities are derived from the ratings on the U.S. government.
Sources: Credit ratings for the securities held in the fund are provided by Moody’s, Standard & Poor’s, and Fitch and are converted to the Standard & Poor’s nomenclature. If the rating agencies differ, the highest rating is applied to the security. If a rating is not available, the security is classified as Not Rated. T. Rowe Price uses the rating of the underlying investment vehicle to determine the creditworthiness of credit default swaps. The fund is not rated by any agency.

T. ROWE PRICE TOTAL RETURN ETF

tapering asset purchases and added periodically throughout the reporting period. With their high quality and strong liquidity, agency MBS can also serve as a ballast for higher-yielding, but less liquid, credit exposures in the portfolio, such as bank loans.
In securitized credit, we added to commercial mortgage-backed securities and maintained our position in RMBS after valuations improved substantially in response to heavy supply in conjunction with low market appetite for risk. We believe that fundamentals in these sectors, which remain strong, should continue to benefit from low delinquency rates and a generally healthy consumer. In addition, a likely slowdown in new issuance in the second half of 2022 as a result of higher rates could be supportive. Near the end of the period, we added to a basket of U.S. dollar-denominated emerging markets sovereign names that our internal analysts identified as potentially representing attractive value after recent underperformance.
Based on historical patterns, slowing growth and tighter monetary policy would argue for at least stability in the longer end of the yield curve. However, persistent inflation volatility has challenged this view as we saw in the market reaction to the elevated consumer price index report that was released soon after our reporting period ended. We continue to be attracted to adding duration in longer maturities as yields in that part of the curve will be most affected by concerns over slowing growth. We are wary of additional duration in shorter maturities until the Fed indicates that the tightening cycle is drawing to a close, but we will adjust our positioning as needed as the Fed continues to clarify its response to high inflation. Investors have priced in significant tightening from the Fed, which may be difficult to deliver if growth continues to slow. Additionally, we believe that duration is looking more attractive as a hedge against credit volatility.
What is portfolio management’s outlook?
The Federal Reserve has clearly indicated that its main focus is on stemming rising inflation, which may come at the expense of economic growth and financial asset values, which the Fed needs to see weaken in order to tighten financial conditions. A recent unwelcome rise in consumer inflation expectations has increased the urgency for the Fed to move rates from still-accommodative to restrictive territory, increasing the risk of a policy error that tips a decelerating economy into recession.
We believe that U.S. growth will slow in the near term because of the looming prospect of reduced fiscal spending, tighter financial conditions (as seen in sharply higher U.S. mortgage rates, a stronger U.S. dollar, and a weak equity

T. ROWE PRICE TOTAL RETURN ETF

market), and declining purchasing power due to high inflation. The global growth outlook is also dim with Europe likely to enter recession and Chinese policymakers committed to strict COVID control and reluctant to significantly ease this policy.
Against this backdrop, we remain conservatively positioned by the standards of our core plus mandate. We continue to look to selectively take advantage of any price dislocations that our sector teams are seeing in areas like securitized and emerging markets credit. While we do not currently see a clear near-term positive catalyst that could support sustained improvement in risk appetite, we are keenly looking for potential green shoots and thinking about how to reposition the portfolio accordingly when the time comes to add back to risk positions. While we remain hopeful that a recession can be avoided, we likely need to see a material shift in monetary policy—which requires an improvement in inflation data—before signaling the “all clear” for risk assets. As always, we continue to rely on the entirety of T. Rowe Price’s research platform—fundamental, quantitative, and macro—to guide our top-down and bottom-up investment decisions.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE TOTAL RETURN ETF

RISK OF BOND INVESTING
All investments are subject to market risk, including possible loss of principal. The fund is subject to the risks of fixed income investing, including interest rate risk and credit risk. Interest rate risk is the decline in bond prices that accompanies a rise in the overall level of interest rates. Credit risk is the chance that any of the fund’s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund’s income level and share price.
Because a significant portion of the fund’s investments may be rated below investment grade, the fund is exposed to greater volatility and credit risk than if it invested mainly in investment-grade bonds. High yield bond and loan issuers are usually not as strong financially as investment-grade bond issuers and, therefore, are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. Accordingly, securities and loans involving such companies carry a higher risk of default and should be considered speculative.
Investments in foreign bonds are subject to special risks, including potentially adverse overseas political and economic developments, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar. Investments in emerging markets are subject to the risk of abrupt and severe price declines.
BENCHMARK INFORMATION
Note: Bloomberg® and the Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.
Note: Portions of the mutual fund information contained in this report were supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication, or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

T. ROWE PRICE TOTAL RETURN ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Total Return ETF
Note: See the Average Annual Compound Total Return table.
AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 5/31/22	Since Inception 9/28/21
Total Return ETF (Based on Net Asset Value)	-10.08%*
Total Return ETF (At Market Price)	-10.15*

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. Past performance cannot guarantee future results. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.
*Returns for periods of less than one year are not annualized.

T. ROWE PRICE TOTAL RETURN ETF

PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Total Return ETF	0.31%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE TOTAL RETURN ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE TOTAL RETURN ETF

FUND EXPENSE EXAMPLE (continued)
T. Rowe Price Total Return ETF
	Beginning Account Value 12/1/22	Ending Account Value 5/31/22	Expenses Paid During Period* 12/1/22 to 5/31/22
Actual	$1,000.00	$897.40	$1.47
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.39	1.56

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.31%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE TOTAL RETURN ETF

QUARTER-END RETURNS
Period Ended 3/31/22	Since Inception 9/28/21
Total Return ETF (Based on Net Asset Value)	-5.82%*
Total Return ETF (At Market Price)	-5.76*
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.
This table provides returns through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.

T. ROWE PRICE TOTAL RETURN ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

9/28/21(1) Through
5/31/22
NET ASSET VALUE
Beginning of period	$ 50.00
Investment activities
Net investment income(2) (3)	0.78
Net realized and unrealized gain/loss	(5.74)
Total from investment activities	(4.96)
Distributions
Net investment income	(0.74)
NET ASSET VALUE
End of period	$ 44.30
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	(10.08)%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.31%(5)
Net expenses after waivers/payments by Price Associates	0.31%(5)
Net investment income	2.42%(5)
Portfolio turnover rate(6)	456.8%
Portfolio turnover rate, excluding mortgage dollar roll transactions	45.1%
Net assets, end of period (in thousands)	$ 19,933

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	See Note 4. The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

May 31, 2022
PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)
ASSET-BACKED SECURITIES 12.5%
Car Loan 0.9%
Carvana Auto Receivables Trust, Series 2022-N1, Class D, 4.13%, 12/11/28 (1)	55	54
Carvana Auto Receivables Trust, Series 2022-P1, Class C, 3.30%, 4/10/28	30	28
Exeter Automobile Receivables Trust, Series 2022-2A, Class C, 3.85%, 7/17/28	30	30
Santander Consumer Auto Receivables Trust, Series 2021-CA, Class B, 1.44%, 4/17/28 (1)	45	44
Santander Retail Auto Lease Trust, Series 2022-B, Class B, 3.85%, 3/22/27 (1)	20	20
		176
Other Asset-Backed Securities 10.5%
Axis, Series 2022-1A, Class D, 2.91%, 8/21/28 (1)	100	94
CIFC Funding, Series 2019-5A, Class BR, CLO, FRN, 3M USD LIBOR + 2.15%, 3.195%, 1/15/35 (1)	250	234
Cologix Canadian Issuer (CAD), Series 2022-1C, Class A2, 4.94%, 1/25/52 (1)	45	34
DB Master Finance, Series 2021-1A, Class A2II, 2.493%, 11/20/51 (1)	100	87
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/51 (1)	80	74
FOCUS Brands Funding, Series 2017-1A, Class A2II, 5.093%, 4/30/47 (1)	147	144
Hilton Grand Vacations Trust, Series 2020-AA, Class C, 6.42%, 2/25/39 (1)	151	154
KKR, Series 13, Class B1R, CLO, FRN, 3M USD LIBOR + 1.15%, 2.194%, 1/16/28 (1)	250	243
KKR 36, Series 36A, Class A, CLO, FRN, 3M USD LIBOR + 1.18%, 2.224%, 10/15/34 (1)	250	243
New Economy Assets Phase 1 Sponsor, Series 2021-1, Class B1, 2.41%, 10/20/61 (1)	100	88
Symphony Static, Series 2021-1A, Class C, CLO, FRN, 3M USD LIBOR + 1.85%, 3.034%, 10/25/29 (1)	250	245

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Wellfleet, Series 2017-2A, Class A1R, CLO, FRN, 3M USD LIBOR + 1.06%, 2.123%, 10/20/29 (1)	221	219
Wellfleet, Series 2021-3A, Class B, CLO, FRN, 3M USD LIBOR + 1.80%, 2.844%, 1/15/35 (1)	250	240
		2,099
Student Loan 1.1%
Navient Private Education Refi Loan Trust, Series 2019-GA, Class A, 2.40%, 10/15/68 (1)	48	47
SMB Private Education Loan Trust, Series 2020-A, Class B, 3.00%, 8/15/45 (1)	195	176
		223
Total Asset-Backed Securities (Cost $2,634)		2,498
BANK LOANS 11.8% (2)
FINANCIAL INSTITUTIONS 0.9%
Insurance 0.9%
Asurion, FRN, 1M USD LIBOR + 3.25%, 4.31%, 12/23/26	20	19
Asurion, FRN, 1M USD LIBOR + 5.25%, 6.309%, 1/31/28	20	18
Asurion, FRN, 1M USD LIBOR + 5.25%, 6.31%, 1/20/29	60	54
Hub International, FRN, 3M USD LIBOR + 3.25%, 4.348%, 4/25/25 (3)	74	72
Ryan Specialty Group, FRN, 1M USD LIBOR + 3.00%, 4.134%, 9/1/27	20	19
		182
Total Financial Institutions		182
INDUSTRIAL 10.7%
Capital Goods 1.2%
Charter Next Generation, FRN, 1M USD LIBOR + 3.75%, 4.809%, 12/1/27	55	53
Dynasty Acquisition, FRN, 3M USD LIBOR + 3.50%, 4.506%, 4/6/26	3	3
Dynasty Acquisition, FRN, 3M USD LIBOR + 3.50%, 4.506%, 4/6/26	7	7

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.50%, 7.506%, 5/21/29	30	29
Engineered Machinery Holdings, FRN, 3M USD LIBOR + 6.00%, 7.006%, 5/21/29	20	19
Filtration Group, FRN, 1M USD LIBOR + 3.00%, 4.06%, 3/29/25	20	19
Filtration Group, FRN, 1M USD LIBOR + 3.50%, 4.56%, 10/21/28	20	19
Madison IAQ, FRN, 6M USD LIBOR + 3.25%, 4.524%, 6/21/28	20	19
Pro Mach Group, FRN, 1M USD LIBOR + 4.00%, 5.00%, 8/31/28	10	10
Pro Mach Group, FRN, 1M USD LIBOR + 4.00%, 5.00%, 8/31/28 (4)	4	4
Vertical U.S. Newco, FRN, 6M USD LIBOR + 3.50%, 4.019%, 7/30/27	30	29
Watlow Electric Manufacturing, FRN, 1M USD LIBOR + 3.75%, 4.809%, 3/2/28	15	14
Welbilt, FRN, 1M USD LIBOR + 2.50%, 3.56%, 10/23/25	10	10
		235
Communications 0.4%
CCI Buyer, FRN, 3M USD LIBOR + 4.00%, 4.75%, 12/17/27	10	9
Clear Channel Outdoor Holdings, FRN, 3M USD LIBOR + 3.50%, 4.739%, 8/21/26	34	32
Eagle Broadband Investments, FRN, 3M USD LIBOR + 3.00%, 4.062%, 11/12/27	20	19
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 4.81%, 9/13/24	10	9
MH Sub I, FRN, 1M USD LIBOR + 6.25%, 7.31%, 2/23/29	10	10
		79
Consumer Cyclical 2.2%
Albion Financing 3 SARL, FRN, 3M USD LIBOR + 5.25%, 6.434%, 8/17/26	10	10
Brookfield WEC Holdings, FRN, 1M TSFR + 3.75% , 8/1/25 (1)(3)	25	24
CNT Holdings l, FRN, 1M USD LIBOR + 3.50%, 4.345%, 11/8/27	10	10

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
CNT Holdings l, FRN, 1M USD LIBOR + 6.75%, 7.595%, 11/6/28	10	10
Delta 2, FRN, 1M USD LIBOR + 2.50%, 3.56%, 2/1/24	40	40
Driven Holdings, FRN, 3M USD LIBOR + 3.00%, 3.517%, 12/17/28 (5)	15	14
ECI Macola, FRN, 3M USD LIBOR + 3.75%, 4.756%, 11/9/27	15	14
EG Finco, FRN, 3M EURIBOR + 7.00%, 7.00%, 4/20/26 (EUR)	30	30
Inspire Brands, FRN, 1M SOFR + 3.15%, 3.892%, 12/15/27	24	24
IRB Holdings, FRN, 6M USD LIBOR + 2.75%, 3.756%, 2/5/25	10	10
K-Mac Holdings, FRN, 1M USD LIBOR + 6.75%, 7.55%, 7/30/29	10	10
Olaplex, FRN, 3M SOFR + 3.75%, 4.799%, 2/23/29	30	29
PetSmart, FRN, 3M USD LIBOR + 3.75%, 4.50%, 2/11/28	25	23
Scientific Games Holdings, FRN, 3M SOFR + 3.50%, 4.175%, 4/4/29	25	24
SeaWorld Parks & Entertainment, FRN, 1M USD LIBOR + 3.00%, 4.062%, 8/25/28	15	14
Shutterfly, FRN, 1M USD LIBOR + 5.00%, 6.059%, 9/25/26	5	4
Staples, FRN, 3M USD LIBOR + 5.00%, 6.286%, 4/16/26	10	9
Tacala, FRN, 1M USD LIBOR + 3.50%, 4.559%, 2/5/27	20	19
Tenneco, FRN, 1M USD LIBOR + 3.00%, 4.06%, 10/1/25	15	14
UFC Holdings, FRN, 6M USD LIBOR + 2.75%, 3.50%, 4/29/26	39	38
Williams Morris Endeavor Entertainment, FRN, 1M USD LIBOR + 2.75%, 3.81%, 5/18/25	15	14
Woof Holdings, FRN, 3M USD LIBOR + 3.75%, 4.678%, 12/21/27	10	9
Woof Holdings, FRN, 3M USD LIBOR + 7.25%, 8.178%, 12/21/28	50	49
		442
Consumer Non-Cyclical 2.5%
ADMI, FRN, 1M USD LIBOR + 3.38%, 4.435%, 12/23/27	15	14
ADMI, FRN, 1M USD LIBOR + 3.50%, 4.56%, 12/23/27	15	14
Bausch & Lomb, FRN, 3M SOFR + 3.25%, 4.14%, 5/10/27	25	24
Curia Global, FRN, 3M USD LIBOR + 3.75%, 4.989%, 8/30/26	20	19

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Gainwell Acquisition, FRN, 3M USD LIBOR + 4.00%, 5.006%, 10/1/27	69	68
Heartland Dental, FRN, 1M USD LIBOR + 3.50%, 4.559%, 4/30/25	10	9
Heartland Dental, FRN, 1M USD LIBOR + 4.00%, 4.961%, 4/30/25	20	19
Maravai Intermediate Holdings, FRN, 3M SOFR + 3.00%, 3.851%, 10/19/27	60	58
Medline Industries, FRN, 1M USD LIBOR + 3.25%, 4.31%, 10/23/28	40	39
Naked Juice, FRN, 3M SOFR + 6.00%, 6.751%, 1/24/30	25	24
Naked Juice, FRN, 3M SOFR + 3.25%, 4.001%, 1/24/29	25	24
Organon, FRN, 3M USD LIBOR + 3.00%, 3.562%, 6/2/28	14	14
Parexel International, FRN, 1M USD LIBOR + 3.25%, 4.31%, 11/15/28	15	14
Parexel International, FRN, 1M USD LIBOR + 6.50%, 7.559%, 11/15/29	20	20
Pathway Vet Alliance, FRN, 3M USD LIBOR + 3.75%, 4.756%, 3/31/27	45	43
Pearl Intermediate Parent, FRN, 1M USD LIBOR + 6.25%, 7.309%, 2/13/26	40	39
PetVet Care Centers, FRN, 1M USD LIBOR + 3.50%, 4.56%, 2/14/25	24	24
Sunshine Luxembourg VII, FRN, 3M USD LIBOR + 3.75%, 4.756%, 10/1/26	25	24
		490
Energy 0.4%
BCP Raptor, FRN, 1M USD LIBOR + 4.25%, 5.31%, 6/24/24	20	19
BCP Raptor ll, FRN, 1M USD LIBOR + 4.75%, 5.809%, 11/3/25	19	20
Citgo Holding, FRN, 1M USD LIBOR + 7.00%, 8.00%, 8/1/23	10	10
Lucid Energy Group II Borrower, FRN, 1M USD LIBOR + 4.25%, 5.256%, 11/24/28	10	10
Prairie ECI Acquiror, FRN, 1M USD LIBOR + 4.75%, 5.809%, 3/11/26	15	14
		73

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Industrial Other 0.1%
Pike, FRN, 1M USD LIBOR + 3.00%, 4.06%, 1/21/28	20	19
		19
Technology 3.6%
Applied Systems, FRN, 3M USD LIBOR + 3.00%, 5.50%, 9/19/24	39	38
Applied Systems, FRN, 3M USD LIBOR + 5.50%, 6.506%, 9/19/25 (3)	45	44
Ascend Learning, FRN, 1M USD LIBOR + 3.50%, 4.56%, 12/11/28	35	33
Ascend Learning, FRN, 1M USD LIBOR + 5.75%, 6.809%, 12/10/29	45	43
Athenahealth, FRN, 1M SOFR + 3.50%, 4.363%, 2/15/29	36	34
Athenahealth, FRN, 1.75%, 2/15/29 (3)(4)	9	9
CoreLogic, FRN, 1M USD LIBOR + 6.50%, 7.559%, 6/4/29 (5)	20	17
Ellucian, FRN, 3M USD LIBOR + 3.25%, 4.256%, 10/7/27	40	38
Ellucian, FRN, 1M USD LIBOR + 4.25%, 4.95%, 10/7/27	25	25
Entegris, FRN, 1M TSFR + 3.00% , 3/2/29 (3)	20	20
Epicor Software, FRN, 1M USD LIBOR + 3.25%, 4.31%, 7/30/27	50	48
Epicor Software, FRN, 1M USD LIBOR + 7.75%, 8.809%, 7/31/28	30	30
Hyland Software, FRN, 1M USD LIBOR + 3.50%, 4.56%, 7/1/24	20	19
Hyland Software, FRN, 1M USD LIBOR + 6.25%, 7.309%, 7/7/25	30	30
Instructure Holdings, FRN, 3M USD LIBOR + 2.75%, 3.269%, 10/30/28	25	24
Peraton, FRN, 1M USD LIBOR + 3.75%, 4.81%, 2/1/28	19	19
Peraton, FRN, 1M USD LIBOR + 7.75%, 8.594%, 2/1/29	24	23
RealPage, FRN, 1M USD LIBOR + 3.25%, 4.31%, 4/24/28	30	29
RealPage, FRN, 1M USD LIBOR + 6.50%, 7.559%, 4/23/29	35	34
UKG, FRN, 3M USD LIBOR + 3.25%, 4.212%, 5/4/26	45	43
UKG, FRN, 3M USD LIBOR + 5.25%, 6.211%, 5/3/27	85	81

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Verscend Holding, FRN, 1M USD LIBOR + 4.00%, 5.06%, 8/27/25	25	24
Waystar, FRN, 1M USD LIBOR + 4.00%, 5.06%, 10/22/26	20	20
		725
Transportation 0.3%
AAdvantage Loyalty IP, FRN, 3M USD LIBOR + 4.75%, 5.813%, 4/20/28	20	20
Mileage Plus Holdings, FRN, 3M USD LIBOR + 5.25%, 6.25%, 6/21/27	40	40
United Airlines, FRN, 1M USD LIBOR + 3.75%, 4.711%, 4/21/28	10	10
		70
Total Industrial		2,133
UTILITIES 0.1%
Electric 0.1%
TerraForm Power Operating, 2.921%, 5/21/29	25	24
		24
Total Utilities		24
UTILITY 0.1%
Electric 0.1%
PG&E, FRN, 1M USD LIBOR + 3.00%, 4.062%, 6/23/25	20	19
		19
Total Utility		19
Total Bank Loans (Cost $2,456)		2,358
CONVERTIBLE PREFERRED STOCKS 0.3%
INDUSTRIAL 0.2%
Consumer Non-Cyclical 0.2
Becton Dickinson & Company, Series B, 6.00%, 6/1/23	—	5

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Danaher, Series B, 5.00%, 4/15/23	—	29
		34
Total Industrial		34
UTILITY 0.1%
Electric 0.1
NextEra Energy, 5.279%, 3/1/23	—	17
		17
Total Utility		17
Total Convertible Preferred Stocks (Cost $56)		51
CORPORATE BONDS 18.5%
FINANCIAL INSTITUTIONS 3.3%
Banking 1.8%
Bank of America, VR, 1.898%, 7/23/31 (6)	40	33
Bank of America, VR, 2.972%, 2/4/33 (6)	55	49
Capital One Financial, VR, 2.359%, 7/29/32 (6)	20	16
Capital One Financial, VR, 3.273%, 3/1/30 (6)	10	9
Goldman Sachs Group, VR, 3.615%, 3/15/28 (6)	55	53
JPMorgan Chase, VR, 1.953%, 2/4/32 (6)	60	50
JPMorgan Chase, VR, 2.963%, 1/25/33 (6)	60	54
JPMorgan Chase, VR, 4.586%, 4/26/33 (6)	15	15
Morgan Stanley, VR, 2.802%, 1/25/52 (6)	40	30
Morgan Stanley, 5.297%, 4/20/37	10	10
Santander Holdings USA, VR, 2.49%, 1/6/28 (6)	15	14
Wells Fargo, VR, 2.572%, 2/11/31 (6)	30	27
		360
Finance Companies 0.2%
Avolon Holdings Funding, 2.528%, 11/18/27 (1)	45	39
		39

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Financial Other 0.2%
Howard Hughes, 4.125%, 2/1/29 (1)	20	18
Howard Hughes, 5.375%, 8/1/28 (1)	20	20
PRA Group, 7.375%, 9/1/25 (1)	10	10
		48
Insurance 0.9%
Acrisure, 10.125%, 8/1/26 (1)	30	30
Alliant Holdings Intermediate/Alliant Holdings Co-Issuer, 6.75%, 10/15/27 (1)	25	24
AmWINS Group, 4.875%, 6/30/29 (1)	10	9
AXA Equitable Holdings, 4.35%, 4/20/28	25	25
Centene, 4.625%, 12/15/29	15	15
Enact Holdings, 6.50%, 8/15/25 (1)	20	20
Hub International, 5.625%, 12/1/29 (1)	15	14
Hub International, 7.00%, 5/1/26 (1)	20	20
MGIC Investment, 5.25%, 8/15/28	5	5
Molina Healthcare, 4.375%, 6/15/28 (1)	10	10
UnitedHealth Group, 4.75%, 5/15/52	5	5
		177
Real Estate Investment Trusts 0.2%
Brixmor Operating Partnership, 3.90%, 3/15/27	25	24
Brixmor Operating Partnership, 4.05%, 7/1/30	20	19
		43
Total Financial Institutions		667
INDUSTRIAL 14.4%
Basic Industry 1.4%
ABJA Investment, 5.45%, 1/24/28	200	201
Arconic, 6.125%, 2/15/28 (1)	15	15
Carpenter Technology, 7.625%, 3/15/30	10	10
GPD, 10.125%, 4/1/26 (1)	15	15
Methanex, 5.125%, 10/15/27	10	10

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
South32 Treasury, 4.35%, 4/14/32 (1)	15	14
TMS International, 6.25%, 4/15/29 (1)	20	16
		281
Capital Goods 1.4%
GFL Environmental, 5.125%, 12/15/26 (1)	2	2
Madison IAQ, 5.875%, 6/30/29 (1)	25	19
Mauser Packaging Solutions Holding, 8.50%, 4/15/24 (1)	20	20
New Enterprise Stone & Lime, 5.25%, 7/15/28 (1)	20	18
Roller Bearing of America, 4.375%, 10/15/29 (1)	6	5
Sealed Air, 5.00%, 4/15/29 (1)	10	10
Sealed Air, 6.875%, 7/15/33 (1)	10	11
Vertical Holdco, 7.625%, 7/15/28 (1)	200	186
		271
Communications 2.4%
Cable One, 4.00%, 11/15/30 (1)	5	4
CCO Holdings, 4.25%, 2/1/31 (1)	10	9
CCO Holdings, 5.125%, 5/1/27 (1)	10	10
CCO Holdings, 5.375%, 6/1/29 (1)	25	24
Clear Channel Outdoor Holdings, 5.125%, 8/15/27 (1)	5	5
Clear Channel Outdoor Holdings, 7.50%, 6/1/29 (1)	10	8
Clear Channel Outdoor Holdings, 7.75%, 4/15/28 (1)	20	17
DISH DBS, 5.25%, 12/1/26 (1)	10	8
DISH DBS, 5.75%, 12/1/28 (1)	15	12
GCI, 4.75%, 10/15/28 (1)	10	9
Globo Comunicacao e Participacoes, 4.875%, 1/22/30	200	173
iHeartCommunications, 8.375%, 5/1/27	15	14
Lamar Media, 4.875%, 1/15/29	15	15
Midas Opco Holdings, 5.625%, 8/15/29 (1)	15	14
Netflix, 6.375%, 5/15/29	20	21
Rogers Communications, 3.20%, 3/15/27 (1)	20	19
Sirius XM Radio, 4.00%, 7/15/28 (1)	20	18
Snap 0.000%, 5/1/27	10	7

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Sprint, 7.625%, 2/15/25	10	11
Sprint, 7.625%, 3/1/26	10	11
Sprint Capital, 6.875%, 11/15/28	5	6
T-Mobile USA, 3.875%, 4/15/30	25	24
Townsquare Media, 6.875%, 2/1/26 (1)	30	29
Verizon Communications, 2.987%, 10/30/56	28	21
		489
Consumer Cyclical 3.4%
Bath & Body Works, 6.75%, 7/1/36	10	9
Bath & Body Works, 6.95%, 3/1/33	10	9
Brookfield Residential Properties, 6.25%, 9/15/27 (1)	15	13
Caesars Entertainment, 8.125%, 7/1/27 (1)	30	30
Carnival, 7.625%, 3/1/26 (1)	10	9
Carnival, 9.875%, 8/1/27 (1)	10	11
Carnival, 10.50%, 6/1/30 (1)	10	10
CCM Merger, 6.375%, 5/1/26 (1)	10	10
CDI Escrow Issuer, 5.75%, 4/1/30 (1)	10	10
Cedar Fair, 5.25%, 7/15/29	7	7
Cedar Fair, 6.50%, 10/1/28	20	20
Clarios Global, 8.50%, 5/15/27 (1)	30	30
Cushman & Wakefield US Borrower, 6.75%, 5/15/28 (1)	15	15
Dave & Buster's, 7.625%, 11/1/25 (1)	8	8
Ford Motor, 6.625%, 10/1/28	10	10
Ford Motor, 9.00%, 4/22/25	10	11
Ford Motor, 9.625%, 4/22/30	15	18
Goodyear Tire & Rubber, 5.00%, 7/15/29	20	18
Goodyear Tire & Rubber, 5.25%, 7/15/31	10	9
Hilton Domestic Operating, 4.00%, 5/1/31 (1)	5	5
Home Depot, 2.375%, 3/15/51	25	18
L Brands, 6.625%, 10/1/30 (1)	15	15
L Brands, 9.375%, 7/1/25 (1)	10	11
Life Time, 5.75%, 1/15/26 (1)	10	10
Live Nation Entertainment, 4.75%, 10/15/27 (1)	10	9

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Match Group, 4.125%, 8/1/30 (1)	5	4
Match Group, 4.625%, 6/1/28 (1)	4	4
Papa John's International, 3.875%, 9/15/29 (1)	4	4
Peninsula Pacific Entertainment, 8.50%, 11/15/27 (1)	20	22
Photo Holdings Merger, 8.50%, 10/1/26 (1)	5	4
QVC, 4.375%, 3/15/23	55	55
Ross Stores, 1.875%, 4/15/31	60	49
Royal Caribbean Cruises, 5.50%, 8/31/26 (1)	30	26
Royal Caribbean Cruises, 5.50%, 4/1/28 (1)	15	13
Scientific Games International, 7.25%, 11/15/29 (1)	15	15
SeaWorld Parks & Entertainment, 5.25%, 8/15/29 (1)	34	30
Staples, 7.50%, 4/15/26 (1)	10	9
Staples, 10.75%, 4/15/27 (1)	10	8
Tenneco, 5.00%, 7/15/26	10	9
Tenneco, 5.125%, 4/15/29 (1)	5	5
Tenneco, 7.875%, 1/15/29 (1)	30	30
Wolverine World Wide, 4.00%, 8/15/29 (1)	25	21
Yum! Brands, 5.375%, 4/1/32	40	39
		672
Consumer Non-Cyclical 1.9%
AbbVie, 4.25%, 11/21/49	50	47
Albertsons, 3.25%, 3/15/26 (1)	5	5
Albertsons, 4.875%, 2/15/30 (1)	5	5
Albertsons, 5.875%, 2/15/28 (1)	5	5
Avantor Funding, 4.625%, 7/15/28 (1)	15	15
BAT International Finance, 4.448%, 3/16/28	25	24
Bausch Health, 4.875%, 6/1/28 (1)	5	4
Bausch Health, 7.25%, 5/30/29 (1)	5	3
Bausch Health Americas, 9.25%, 4/1/26 (1)	15	12
Becton Dickinson & Company, 3.794%, 5/20/50	50	42
BellRing Brands, 7.00%, 3/15/30 (1)	10	10
Bio-Rad Laboratories, 3.30%, 3/15/27	10	10
Cano Health, 6.25%, 10/1/28 (1)	16	14

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
CHS, 6.875%, 4/1/28 (1)	5	3
CHS, 6.875%, 4/15/29 (1)	15	12
CHS, 8.00%, 12/15/27 (1)	10	10
CSL Finance, 4.25%, 4/27/32 (1)	15	15
CSL Finance, 4.75%, 4/27/52 (1)	15	15
Darling Ingredients, 6.00%, 6/15/30 (1)	5	5
Hadrian Merger, 8.50%, 5/1/26 (1)	15	15
HCA, 3.125%, 3/15/27 (1)	10	9
Legacy LifePoint Health, 4.375%, 2/15/27 (1)	2	2
Mozart Debt Merger, 5.25%, 10/1/29 (1)	20	18
RegionalCare Hospital Partners Holdings, 9.75%, 12/1/26 (1)	15	15
Select Medical, 6.25%, 8/15/26 (1)	11	11
Surgery Center Holdings, 10.00%, 4/15/27 (1)	25	25
Tenet Healthcare, 6.125%, 10/1/28 (1)	15	14
Tenet Healthcare, 6.875%, 11/15/31	10	10
		375
Energy 2.7%
Amerada Hess, 7.125%, 3/15/33	5	6
Amerada Hess, 7.875%, 10/1/29	5	6
Cheniere Energy Partners, 3.25%, 1/31/32 (1)	5	4
Chesapeake Energy, 5.50%, 2/1/26 (1)	5	5
Chesapeake Energy, 5.875%, 2/1/29 (1)	5	5
Continental Resources, 4.90%, 6/1/44	10	9
DCP Midstream Operating, 8.125%, 8/16/30	10	11
Ferrellgas, 5.375%, 4/1/26 (1)	10	9
Hess, 7.30%, 8/15/31	5	6
Hilcorp Energy, 5.75%, 2/1/29 (1)	10	10
Hilcorp Energy, 6.00%, 4/15/30 (1)	10	10
Hilcorp Energy, 6.00%, 2/1/31 (1)	5	5
Leviathan Bond, 6.125%, 6/30/25 (1)	200	199
Magnolia Oil & Gas Operating, 6.00%, 8/1/26 (1)	25	24
NGL Energy Operating, 7.50%, 2/1/26 (1)	10	9
NuStar Logistics, 5.75%, 10/1/25	10	10

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
NuStar Logistics, 6.00%, 6/1/26	15	15
Occidental Petroleum, 7.50%, 5/1/31	10	12
Occidental Petroleum, 7.95%, 6/15/39	5	6
Occidental Petroleum, 8.00%, 7/15/25	10	11
Occidental Petroleum, 8.50%, 7/15/27	10	12
Occidental Petroleum, 8.875%, 7/15/30	15	19
Southwestern Energy, 8.375%, 9/15/28	15	16
Tallgrass Energy Partners, 6.00%, 3/1/27 (1)	15	14
Tallgrass Energy Partners, 7.50%, 10/1/25 (1)	10	10
Targa Resources, 4.95%, 4/15/52	10	9
Targa Resources Partners, 4.00%, 1/15/32	10	9
Targa Resources Partners, 4.875%, 2/1/31 (1)	10	10
Targa Resources Partners, 6.875%, 1/15/29	10	11
Venture Global Calcasieu, 3.875%, 11/1/33 (1)	35	32
Vermilion Energy, 6.875%, 5/1/30 (1)	20	19
		533
Industrial Other 0.1%
Pike, 5.50%, 9/1/28 (1)	15	13
		13
Technology 0.7%
Alphabet, 2.05%, 8/15/50	55	39
CDW, 2.67%, 12/1/26	10	9
Minerva Merger, 6.50%, 2/15/30 (1)	15	14
MSCI, 3.875%, 2/15/31 (1)	5	5
Presidio Holdings, 8.25%, 2/1/28 (1)	20	20
Sabre GLBL, 9.25%, 4/15/25 (1)	10	10
Spotify USA 0.000%, 3/15/26	10	8
Verscend Escrow EC, 9.75%, 8/15/26 (1)	10	10
Visa, 2.00%, 8/15/50	30	21
Workday, 3.80%, 4/1/32	10	9
		145

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Transportation 0.4%
American Airlines, 5.50%, 4/20/26 (1)	10	10
American Airlines, 5.75%, 4/20/29 (1)	15	15
American Airlines, 11.75%, 7/15/25 (1)	25	29
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	10	10
United Airlines, 4.625%, 4/15/29 (1)	10	9
Watco, 6.50%, 6/15/27 (1)	15	14
		87
Total Industrial		2,866
UTILITY 0.8%
Electric 0.8%
Pacific Gas & Electric, 2.50%, 2/1/31	45	36
Vistra, VR, 7.00%, (1)(6)(7)	30	29
Vistra, VR, 8.00%, (1)(6)(7)	51	51
Vistra Operations, 4.375%, 5/1/29 (1)	12	11
Vistra Operations, 5.125%, 5/13/25 (1)	25	25
		152
Total Utility		152
Total Corporate Bonds (Cost $4,067)		3,685
FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES 2.3%
Owned No Guarantee 0.4%
CITGO Petroleum, 7.00%, 6/15/25 (1)	10	10
Petroleos Mexicanos, 6.35%, 2/12/48	100	70
		80
Sovereign 1.9%
Ivory Coast Government International Bond, 4.875%, 1/30/32	100	90
Morocco Government International Bond, 2.00%, 9/30/30	100	87
Paraguay Government International Bond, 5.00%, 4/15/26 (1)	60	60
Romanian Government International Bond, 4.00%, 2/14/51	90	70

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Serbia International Bond, 1.65%, 3/3/33	100	76
		383
Total Foreign Government Obligations & Municipalities (Cost $467)		463
MUNICIPAL SECURITIES 1.5%
Illinois 0.6%
State of Illinois, GO, 5.10%, 6/1/33	110	112
		112
Louisiana 0.1%
Louisiana Local Government Environmental Facilities & Community Development Auth, Series 2022-ELL, 4.475%, 8/1/39	30	30
		30
New York 0.4%
New York State Urban Dev., Series B, 2.50%, 3/15/33	85	72
		72
Puerto Rico 0.4%
Puerto Rico Commonwealth, GO, Series A1, 5.25%, 7/1/23	4	4
Puerto Rico Commonwealth, GO, Series A1, 5.375%, 7/1/25	4	4
Puerto Rico Commonwealth, GO, Series A1, 5.625%, 7/1/27	4	4
Puerto Rico Commonwealth, GO, Series A1, 5.625%, 7/1/29	4	4
Puerto Rico Commonwealth, GO, Series A1, 5.75%, 7/1/31	3	4
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/33	3	3
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/35	3	3
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/37	2	2
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/41	3	3
Puerto Rico Commonwealth, GO, Series A1, 4.00%, 7/1/46	4	3
Puerto Rico Commonwealth, GO, Series A, 0.000%, 7/1/24	2	2
Puerto Rico Commonwealth, GO, Series A, 0.000%, 7/1/33	4	2

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
Puerto Rico Commonwealth, VR, GO, Series CW, 1.00%, 11/1/43 (8)	83	43
		81
Total Municipal Securities (Cost $327)		295
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 17.4%
Collateralized Mortgage Obligations 11.5%
Angel Oak Mortgage Trust, Series 2021-6, Class M1, CMO, ARM, 2.772%, 9/25/66 (1)	215	174
Angel Oak Mortgage Trust, Series 2022-2, Class A1, CMO, ARM, 3.353%, 1/25/67 (1)	52	51
COLT Funding, Series 2021-4, Class M1, CMO, ARM, 2.657%, 10/25/66 (1)	210	169
Connecticut Avenue Securities, Series 2021-R01, Class 1M2, CMO, ARM, SOFR30A + 1.55%, 2.134%, 10/25/41 (1)	210	202
Connecticut Avenue Securities, Series 2022-R02, Class 2M2, CMO, ARM, SOFR30A + 3.00%, 3.585%, 1/25/42 (1)	105	99
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1, CMO, ARM, SOFR30A + 2.10%, 2.684%, 3/25/42 (1)	19	19
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M1, CMO, ARM, SOFR30A + 2.3%, 2.584%, 3/25/42 (1)	19	19
Ellington Financial Mortgage Trust, Series 2021-3, Class M1, CMO, ARM, 2.53%, 9/25/66 (1)	200	158
Flagstar Mortgage Trust, Series 2021-11IN, Class A18, CMO, ARM, 2.50%, 11/25/51 (1)	99	85
Freddie Mac STACR REMIC Trust, Series 2021-DNA7, Class M2, CMO, ARM, SOFR30A + 1.80%, 2.384%, 11/25/41 (1)	75	70
Freddie Mac STACR REMIC Trust, Series 2021-HQA3, Class A2, CMO, ARM, SOFR30A +2.10%, 2.685%, 9/25/41 (1)	200	184
Freddie Mac STACR REMIC Trust, Series 2022-HQA1, Class M1B, CMO, ARM, SOFR30A + 3.5%, 4.085%, 3/25/42 (1)	35	35
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M2, CMO, ARM, SOFR30A + 3.75%, 4.335%, 2/25/42 (1)	35	32

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
GCAT, Series 2021-NQM5, Class A3, CMO, ARM, 1.571%, 7/25/66 (1)	164	146
JP Morgan Mortgage Trust, Series 2020-5, Class B2, CMO, ARM, 3.601%, 12/25/50 (1)	192	171
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B1A, CMO, ARM, 3.284%, 6/25/50 (1)	188	178
Radnor RE, Series 2021-2, Class M1A, CMO, ARM, SOFR30A +1.85%, 2.434%, 11/25/31 (1)	150	148
Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M2, CMO, ARM, SOFR30A +2.30%, 2.885%, 8/25/33 (1)	164	160
Vista Point Securitization Trust, Series 2020-2, Class M1, CMO, ARM, 3.401%, 4/25/65 (1)	195	187
		2,287
Commercial Mortgage-Backed Securities 5.6%
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D, ARM, 1M USD LIBOR + 2.75%, 3.625%, 9/15/38 (1)	200	192
BBCMS Mortgage Trust, Series 2020-BID, Class A, ARM, 1M USD LIBOR + 2.14%, 3.015%, 10/15/37 (1)	50	49
BIG Commercial Mortgage Trust, Series 2022-BIG, Class C, ARM, FRN, 3M USD LIBOR + 2.34%, 3.122%, 2/15/39 (1)	100	98
BPR Trust, Series 2021-NRD, Class E, ARM, 3M USD LIBOR + 5.62%, 6.417%, 12/15/23 (1)	55	52
BX Trust, Series 2022-MVRK, Class C, ARM, 3M USD LIBOR + 2.26%, 3.061%, 3/15/39 (1)	55	53
Commercial Mortgage Trust, Series 2015-CR23, ARM, 3.801%, 5/10/48	20	20
Commercial Mortgage Trust, Series 2019-C18, Class C, ARM, 3.957%, 12/15/52	145	128
CPS Auto Receivables Trust, Series 2015-GC27, Class AS, ARM, 3.571%, 2/10/48	110	108
ILPT Commercial Mortgage Trust, Series 2022-LPFX, Class C, ARM, 3.824%, 3/15/32 (1)	100	86
MF1, Series 2021-FL7, Class A, ARM, 1M USD LIBOR + 1.08%, 2.015%, 10/16/36 (1)	200	194
SLIDE, Series 2018-FUN, Class E, ARM, 1M USD LIBOR + 2.55%, 3.425%, 6/15/31 (1)	41	40

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
VNDO Trust, Series 2016-350P, Class D, ARM, 3.903%, 1/10/35 (1)	105	95
		1,115
Whole Loans Backed 0.3%
Verus Securitization Trust, Series 2021-R3, Class A1, CMO, ARM, 1.02%, 4/25/64 (1)	64	61
Total Non-U.S. Government Mortgage-Backed Securities (Cost $3,808)		3,463
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 27.9%
U.S. Government Agency Obligations 18.4%
Federal National Mortgage Assn.
1.50%, 3/1/36 - 1/1/42	94	85
2.00%, 3/1/42 - 4/1/52	530	475
2.50%, 10/1/36 - 1/1/52	608	566
3.00%, 1/1/33	78	78
3.50%, 5/1/35 - 1/1/52	188	186
4.00%, 6/1/47	37	38
4.50%, 9/1/49 - 5/1/52	63	65
5.00%, 7/1/47	16	17
UMBS, TBA (9)
2.00%, 6/16/37 - 6/13/52	1,035	932
2.50%, 6/13/52	485	446
3.00%, 6/13/52	415	395
3.50%, 6/13/52	50	49
4.00%, 6/13/52	275	275
4.50%, 7/14/52	60	61
		3,668
U.S. Government Obligations 9.5%
Government National Mortgage Assn.
2.50%, 8/20/50 - 1/20/52	346	325
3.00%, 3/20/50 - 7/20/51	241	233
3.50%, 10/20/47 - 10/20/50	107	106

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
4.00%, 6/20/47 - 3/20/50	68	70
4.50%, 10/20/47	29	30
5.00%, 8/20/47	58	61
Government National Mortgage Assn. TBA (9)
2.00%, 6/21/52	343	312
3.00%, 6/21/52	342	330
3.50%, 6/21/52	206	204
4.00%, 6/21/52	125	126
4.50%, 6/21/52	90	92
		1,889
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $5,665)		5,557
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 23.1%
U.S. Treasury Obligations 23.1%
U. S. Treasury Bonds, 1.75%, 8/15/41	1,170	909
U. S. Treasury Bonds, 2.00%, 8/15/51	1,420	1,114
U. S. Treasury Bonds, 2.25%, 2/15/52	30	25
U. S. Treasury Bonds, 2.375%, 2/15/42	80	69
U. S. Treasury Notes, 0.125%, 8/31/23	35	34
U. S. Treasury Notes, 0.75%, 8/31/26 (10)	460	422
U. S. Treasury Notes, 0.875%, 9/30/26	480	442
U. S. Treasury Notes, 1.50%, 2/29/24	155	152
U. S. Treasury Notes, 1.50%, 1/31/27	260	245
U. S. Treasury Notes, 1.875%, 2/28/27	895	857
U.S. Treasury Notes, 1.875%, 2/15/32	365	335
		4,604
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $5,231)		4,604

T. ROWE PRICE TOTAL RETURN ETF

	Par/Shares	$ Value
(Amounts in 000s)
SHORT-TERM INVESTMENTS 1.7%
Money Market Funds 1.7%
T. Rowe Price Government Reserve Fund, 0.66% (11)(12)	341	341
Total Short-Term Investments (Cost $341)		341
Total Investments 117.0% of Net Assets (Cost $25,052)		$23,315

‡	Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $7,745 and represents 38.9% of net assets.
(2)	Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate,
(3)	All or a portion of this loan is unsettled as of May 31, 2022. The interest rate for unsettled loans will be determined upon settlement after period end.
(4)	All or a portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitments at May 31, 2022, was $6 and was valued at $6 (0.0% of net assets).
(5)	Level 3 in fair value hierarchy. See Note 2.
(6)	Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.
(7)	Perpetual security with no stated maturity date.
(8)	Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board's Certified Fiscal Plan.
(9)	To-Be-Announced purchase commitment. Total value of such securities at period-end amounts to $3,222 and represents 16.2% of net assets.
(10)	At May 31, 2022, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.
(11)	Seven-day yield
(12)	Affiliated Companies
1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)

T. ROWE PRICE TOTAL RETURN ETF

ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.
CAD	Canadian Dollar
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EC	Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain[; when presented, interest rate and maturity date are those of the original security].
EUR	Euro
EURIBOR	The Euro interbank offered rate
FRN	Floating Rate Note
GO	General Obligation
SOFR	Secured overnight financing rate
SOFR30A	30-day Average SOFR (Secured Overnight Financing Rate)
TBA	To-Be-Announced
UMBS	Uniform Mortgage-Backed Securities
USD	U.S. Dollar
VR	Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
SWAPS 0.1%

Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
BILATERAL SWAPS 0.0%
Total Return Swaps 0.0%
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid High Yield Index At Maturity, Receive Variable 0.780% (USD SOFR) Quarterly, 6/20/22	330	8	—	8
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid Leveraged Loans Index At Maturity, Receive Variable 0.780% (USD SOFR) Quarterly, 6/20/22	420	11	—	11
Barclays Bank, Pay Underlying Reference: iBoxx USD Liquid High Yield Index At Maturity, Receive Variable 0.780% (USD SOFR) Quarterly, 3/20/23	400	(14)	—	(14)

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)	Unrealized $ Gain/(Loss)
Morgan Stanley, Pay Underlying Reference: iBoxx USD Liquid Leveraged Loans Index At Maturity, Receive Variable 0.780% (USD SOFR) Quarterly, 3/20/23	600	(5)	—	(5)
Total Bilateral Total Return Swaps			—	—
Total Bilateral Swaps			—	—

Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.1%
Credit Default Swaps, Protection Sold 0.1%
Protection Sold (Relevant Credit: CHS/Community Health System, Caa2*) Receive 5.00% Quarterly, Pay upon credit default, 12/20/26	13	(3)	(1)	(2)
Protection Sold (Relevant Credit: Markit CDX.NA.IG-S38, 5 Year Index), Receive 1.00% Quarterly, Pay upon credit default, 06/20/27	1,411	14	18	(4)

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
Description	Notional Amount	$ Value	Initial $ Value	Unrealized $ Gain/(Loss)
Protection Sold (Relevant Credit: Markit CDX.NA.HY-S38, 5 Year Index), Receive 5.00% Quarterly, Pay upon credit default, 06/20/27	395	6	7	(1)
Total Centrally Cleared Credit Default Swaps, Protection Sold				(7)
Net payments (receipts) of variation margin to date				$24
Variation margin receivable (payable) on centrally cleared swaps				$17

*	Credit ratings as of May 31, 2022. Ratings shown are from Moody’s Investors Service and if Moody’s does not rate a security, then Standard & Poor’s (S&P) is used. Fitch is used for securities that are not rated by either Moody’s or S&P.

T. ROWE PRICE TOTAL RETURN ETF

(Amounts in 000s)
FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
State Street Bank London	7/22/22	USD	36	CAD	45	$—
State Street Bank London	8/19/22	EUR	13	USD	13	—
State Street Bank London	8/19/22	USD	11	EUR	11	—
State Street Bank London	8/19/22	USD	45	EUR	42	(1)
Barclays Bank	8/19/22	USD	17	EUR	16	—
Barclays Bank	8/19/22	EUR	19	USD	20	1
BNP Paribas	8/19/22	USD	9	EUR	9	—
BNP Paribas	8/19/22	EUR	10	USD	11	—
Net unrealized gain (loss) on open forward currency exchange contracts						$ —

T. ROWE PRICE TOTAL RETURN ETF

FUTURES CONTRACTS
($000s)

	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Long, 8 Ultra U.S. Treasury Notes ten year contracts	09/22	1,035	$(7)
Long, 2 U.S. Treasury Long Bonds contracts	09/22	282	(3)
Long, 5 Canadian Treasury Bonds ten year contracts	09/22	499	(3)
Short, 11 U.S. Treasury Notes ten year contracts	09/22	(1,311)	(3)
Long, 12 U.S. Treasury Notes five year contracts	09/22	1,351	4
Long, 9 U.S. Treasury Notes two year contracts	09/22	1,900	—
Net payments (receipts) of variation margin to date			(5)
Variation margin receivable (payable) on open futures contracts			$(17)

T. ROWE PRICE TOTAL RETURN ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended May 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$—#	$—	$1+

Supplementary Investment Schedule
Affiliate	Value 5/31/21	Purchase Cost	Sales Cost	Value 5/31/22
T. Rowe Price Government Reserve Fund	$—	¤	¤	$341^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $1 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $341.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

May 31, 2022
    STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $25,052)	$23,315
Receivable for investment securities sold	649
Cash	125
Interest and dividends receivable	123
Unrealized gain on bilateral swaps	19
Variation margin receivable on centrally cleared swaps	17
Foreign currency (cost $7)	7
Swaps receivable — Bilateral	2
Unrealized gain on forward currency exchange contracts	1
Total assets	24,258
Liabilities
Payable for investment securities purchased	4,278
Unrealized loss on bilateral swaps	19
Variation margin payable on futures contracts	17
Investment management and administrative fees payable	5
Unrealized loss on forward currency exchange contracts	1
Other liabilities	5
Total liabilities	4,325
NET ASSETS	$19,933
Net assets consists of:
Total distributable earnings (loss)	$(2,515)
Paid-in capital applicable to 450,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	22,448
NET ASSETS	$19,933
NET ASSET VALUE PER SHARE	$44.30
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

    STATEMENT OF OPERATIONS

($000s)
9/28/21 Through 5/31/22
Investment Income (Loss)
Income
Interest	$376
Dividend	3
Total income	379
Investment management and administrative expense	43
Net investment income	336
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(624)
Futures	(175)
Swaps	26
Forward currency exchange contracts	(1)
Foreign currency transactions	2
Net realized loss	(772)
Change in net unrealized gain / loss
Securities	(1,737)
Futures	(12)
Swaps	(7)
Change in unrealized gain / loss	(1,756)
Net realized and unrealized gain / loss	(2,528)
DECREASE IN NET ASSETS FROM OPERATIONS	$(2,192)
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

    STATEMENT OF CHANGES IN NET ASSETS

($000s)
9/28/21 Through 5/31/22
Increase (Decrease) in Net Assets
Operations
Net investment income	$336
Net realized loss	(772)
Change in net unrealized gain / loss	(1,756)
Decrease in net assets from operations	(2,192)
Distributions to shareholders
Net earnings	(323)
Capital share transactions*
Shares sold	22,448
Increase in net assets from capital share transactions	22,448
Net Assets
Increase during period	19,933
Beginning of period	-
End of period	$19,933
*Share information
Shares sold	450
Increase in shares outstanding	450
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE TOTAL RETURN ETF

    NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Total Return ETF (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on September 28, 2021. The fund seeks to maximize total return through income and, secondarily, capital appreciation.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid monthly. A capital gain distribution may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.
Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars are provided by an

T. ROWE PRICE TOTAL RETURN ETF

outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Share Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 25,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE  2  –   VALUATION
Security Valuation
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is

T. ROWE PRICE TOTAL RETURN ETF

an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the fund’s own assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE TOTAL RETURN ETF

Valuation Techniques
Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by independent pricing services or broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants,

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transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.
Valuation Inputs
The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on May 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

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($000s)	Level 1	Level 2	Level 3	Total Value
Assets
Fixed Income[1]	$—	$20,565	$—	$20,565
Bank Loans	—	2,327	31	2,358
Convertible Preferred Stocks	—	51	—	51
Short-Term Investments	341	—	—	341
Total Securities	341	22,943	31	23,315
Swaps*	—	19	—	19
Forward Currency Exchange Contracts	—	1	—	1
Futures Contracts*	4	—	—	4
Total	$345	$22,963	$31	$23,339
Liabilities
Swaps*	$—	$26	$—	$26
Foreign Forward Currency Exchange Contracts	—	1	—	1
Futures Contracts*	16	—	—	16
Total	$16	$27	$ —	$43

[1]	Includes Asset-Backed Securities, Bank Loans, Corporate Bonds, Foreign Government Obligations & Municipalities, Municipal Securities, Non-U.S. Government Mortgage-Backed Securities, U.S. Government & Agency Mortgage-Backed Securities and U.S. Government Agency Obligations (Excluding Mortgage-Backed).
*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the net value reflected on the accompanying Portfolio of Investments is only the unsettled variation margin receivable (payable) at that date.
NOTE  3  –   DERIVATIVE INSTRUMENTS
During the period ended May 31, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for

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a variety of purposes, and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.
The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of May 31, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
($000s)	Location on Statement of Assets and Liabilities	Fair Value*
Assets
Interest rate derivatives	Futures*	$4
Foreign exchange derivatives	Forwards	1
Credit derivatives	Bilateral swaps	19
Total		$24
Liabilities
Interest rate derivatives	Futures*	$16
Foreign exchange derivatives	Forwards	1
Credit derivatives	Bilateral swaps and Centrally cleared swaps *	26
Total		$43

*	The fair value presented includes cumulative gain (loss) on open futures contracts and centrally cleared swaps; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) at that date.

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Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the period ended May 31, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:
($000s)	Location of Gain (Loss) on Statement of Operations
	Securities^	Futures	Forward Currency Exchange Contracts	Swaps	Total
Realized Gain (Loss)
Interest rate derivatives	$19	$(175)	$—	$—	$(156)
Foreign exchange derivatives	—	—	(1)	—	(1)
Credit derivatives	—	—	—	26	26
Total	$19	$(175)	$(1)	$26	$(131)
Change in Unrealized Gain (Loss)
Interest rate derivative	$—	$(12)	$—	$—	$(12)
Credit derivatives	—	—	—	(7)	(7)
Total	$ —	$(12)	$ —	$(7)	$(19)

^	Options purchased are reported as securities.
Counterparty Risk and Collateral
The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.
Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has

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entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).
MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.
Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of May 31, 2022, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of May 31, 2022, securities valued at $147,000 had been posted by the fund for exchange-traded derivatives.

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Forward Currency Exchange Contracts
The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the period ended May 31, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 1% of net assets.
Futures Contracts
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and

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potential losses in excess of the fund’s initial investment. During the period ended May 31, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 20% and 32% of net assets.
Options
The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the period ended May 31, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was approximately 0% to 2% of net assets.
Swaps
The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss

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on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.
Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of May 31, 2022, the notional amount of protection sold by the fund totaled $1,819,000 (9.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.
During the period ended May 31, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 4% and 18% of net assets.

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NOTE  4  –   OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Emerging and Frontier Markets
The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.
Noninvestment-Grade Debt
The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.
Restricted Securities
The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Collateralized Loan Obligations
The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other,

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more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.
Mortgage-Backed Securities
The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.
TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations
The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.
To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of May 31, 2022, no collateral was pledged by the fund or counterparties for MSFTA Transactions.

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Dollar Rolls
The fund enters into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously agrees to purchase a similar, but not identical, TBA with the same issuer, rate, and terms on a later date at a set price from the same counterparty. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. While the fund may enter into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, it may also close a contract prior to settlement or “roll” settlement to a later date if deemed to be in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.
Bank Loans
The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.
LIBOR Transition
The fund may invest in instruments that are tied to reference rates, including the London Interbank Offered Rate (LIBOR). Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR).While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the

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future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.
Other
Purchases and sales of portfolio securities excluding in-kind transactions and short-term and U.S. government securities aggregated $16,880,000 and $3,356,000, respectively, for the period ended May 31, 2022. Purchases and sales of U.S. government securities excluding in-kind transactions and short-term aggregated $118,327,000 and $106,111,000, respectively, for the period ended May 31, 2022.
NOTE  5  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent bood/tax adjustments, if any, have no impact on results of operations or net assets.
The tax character of distributions paid for the periods presented was as follows:
($000s)
May 31
2022
Ordinary income	$323

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At May 31, 2022, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:
($000s)
Cost of investments	$25,066
Unrealized appreciation	$58
Unrealized depreciation	(1,809)
Net unrealized appreciation (depreciation)	$(1,751)
At May 31, 2022, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Undistributed ordinary income	$9
Net unrealized appreciation (depreciation)	(1,751)
Loss carryforwards and deferrals	(773)
Total distributable earnings (loss)	$(2,515)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforward. Capital loss carryforwards are available indefinitely to offset future realized capital gains. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.
NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.31% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses, but does not cover interest and borrowing expenses; taxes;

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brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring expenses. All costs related to organization and offering of the fund are borne by Price Associates.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
As of May 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 400,000 shares of the fund, representing 89% of the fund’s net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended May 31, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined

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with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Total Return ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Total Return ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of May 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 28, 2021 (Inception) through May 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period September 28, 2021 (Inception) through May 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the transfer agent, custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
July 20, 2022
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

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TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 05/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $2,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders, $2,000 of the fund’s income qualifies for the dividends received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov).

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT
Approval of New Subadvisory Agreement
At a meeting held on February 2, 2022 (February 2022 Meeting), the fund’s Board of Directors (Board) considered the initial approval of a new investment subadvisory agreement (Subadvisory Contract) that the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), entered into with T. Rowe Price Hong Kong Limited (Subadviser) on behalf of the fund. The Subadvisory Contract authorizes the Subadviser to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that Adviser will retain oversight responsibilities with respect to the fund. The Board also noted that the new subadvisory arrangement will not change the total advisory fees paid by the fund. However, under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund.
At the February 2022 Meeting, the Board reviewed materials relevant to its consideration of the proposed Subadvisory Contract. At the time of the February 2022 Meeting, the fund’s investment management agreement (Advisory Contract) between the fund and its Adviser had initially been approved by the Board at a meeting held on July 27, 2021 (July 2021 Meeting). The factors considered by the Board at the February 2022 Meeting in connection with approval of the proposed Subadvisory Contract were substantially similar to the factors considered at the July 2021 Meeting in connection with the approval to continue the Advisory Contract. A discussion of the basis for the Board’s approval of the Advisory Contract at the July 2021 Meeting had been included in the fund’s semiannual shareholder report for the period ended November 30, 2021.
Following discussion at the February 2022 Meeting, the Board, including all of the fund’s independent directors, approved the Subadvisory Contract between the Adviser and Subadviser on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the Subadvisory Contract effective February 3, 2022, with the initial term extending through April 30, 2024. The independent directors were assisted in their evaluation of the Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
Continuation of Investment Management Agreement
Each year, the Board considers the continuation of the Advisory Contract between the fund and its Adviser. In that regard, at a meeting held on March 7–8, 2022 (March 2022 Meeting), the fund’s Board considered the continuation of the Advisory Contract between the fund and its Adviser. At the March 2022 Meeting, the Board did not consider the continuation of the Subadvisory Contract in place on behalf of the fund since that agreement was recently approved at the February 2022 Meeting and does not expire until

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)
April 30, 2024. At the March 2022 Meeting, the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the March 2022 Meeting but also the knowledge gained over time through interaction with the Adviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.
Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.
Investment Performance of the Fund
The Board did not consider or review performance since the fund had only recently incepted on September 28, 2021.
Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds.

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)
The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price mutual funds and ETFs. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the T. Rowe Price mutual funds and ETFs.
The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays the Adviser an all-inclusive management fee based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Adviser to pay all of the fund’s ordinary, recurring operating expenses except for interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, and any nonrecurring extraordinary expenses that may arise. The Adviser has generally implemented an all-inclusive management fee structure in situations where a fixed total expense ratio is useful for purposes of providing certainty of fees and expenses for investors and such a fee structure is typically used by other ETFs offered by competitors. The Adviser has historically sought to set the initial all-inclusive management fee rate at levels below the expense ratios of comparable funds to take into account potential future economies of scale. In addition, the assets of the fund are included in the calculation of the group fee rate, which serves as a component of the management fee for many T. Rowe Price funds and declines at certain asset levels based on the combined average net assets of most of the T. Rowe Price mutual funds and ETFs. Although the fund does not have a group fee component to its management fee, its assets are included in the calculation because certain resources utilized to operate the fund are shared with other T. Rowe Price funds. The Board concluded that the advisory fee structure for the fund continued to be appropriate.
Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) actual management fees, nonmanagement expenses, and total expenses of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s actual management fee rate and total expenses in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile

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APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (continued)
representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s actual management fee rate ranked in the third quintile (Expense Group and Expense Universe) and the fund’s total expenses ranked in the third quintile (Expense Group and Expense Universe).
The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.
On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.
Approval of the Advisory Contract
As noted, at the March 2022 Meeting the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

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ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2019 [204]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021); Director, Chimera Investment Corporation (2017 to 2021); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels(b) (1959) 2019 [0]	President, The Johns Hopkins University and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

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INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Bruce W. Duncan (1951) 2019 [204]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021 present); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. (1952) 2019 [204]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, Price Mutual Funds (July 2018 to present) and Price Funds (July 2018 to present)
Paul F. McBride (1956) 2019 [204]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

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INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Kellye L. Walker(c) (1966) 2021 [204]	Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020); Director, Lincoln Electric Company (October 2020 to present)
(a) All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b) Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Funds.
(c) Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [204]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price Investment Management, Inc. (Price Investment Management); Vice President and Secretary, T. Rowe Price International (Price International); Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Principal Executive Officer and Executive Vice President, all funds
Robert W. Sharps, CFA, CPA (1971) 2020 [0]	Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company; President, Exchange-Traded Funds, Inc.

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INTERESTED DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA (1972) 2022 [204]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
  (a) All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
OFFICERS
Name (Year of Birth) Position Held With Fixed Income ETFs	Principal Occupation(s)
Armando (Dino) Capasso (1974) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019); Senior Vice President and Senior Counsel, Pacific Investment Management Company LLC (to 2017)
Timothy Coyne (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Joseph B. Fath, CPA (1971) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Gary J. Greb (1961) Vice President	Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Price Trust Company
Paul Greene II (1978) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

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OFFICERS (continued)
Name (Year of Birth) Position Held With Fixed Income ETFs	Principal Occupation(s)
Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Thomas J. Huber, CFA (1966) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.
Jason Benjamin Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price
Megan Warren (1968) Vice President	OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Thomas H. Watson (1977) Executive Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202207-2121153
T. Rowe Price Investment Services, Inc.
ETF988-050 0722

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,959,000 and $3,481,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	July 20, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	July 20, 2022